Exhibit 10.3
Execution Version

MASTER TRUST RECEIVABLES TRANSFER AGREEMENT

among

VERIZON DPPA MASTER TRUST,
as Transferor

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Servicer

and

VERIZON ABS LLC,
as Depositor

Dated as of June 12, 2019

TABLE OF CONTENTS
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TABLE OF CONTENTS
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MASTER TRUST RECEIVABLES TRANSFER AGREEMENT, dated as of June 12, 2019 (this “Agreement”), among VERIZON DPPA MASTER TRUST, a Delaware statutory trust (the “Master Trust”), CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS, a Delaware general partnership (“Cellco”) and VERIZON ABS LLC, a Delaware limited liability company, as depositor (the “Depositor”).
BACKGROUND
In the normal course of its business, the Master Trust acquires from certain originators device payment plan agreements under contracts entered into by such originators or Verizon Wireless Services, LLC or another affiliate of such originators, as agent of each originator.
In connection with a securitization transaction sponsored by Cellco in which Verizon Owner Trust 2019-B, as issuer (the “Issuer”) will issue Notes secured by a pool of Receivables consisting of device payment plan agreements, the Master Trust has determined to transfer a pool of Receivables and related property on the Closing Date and additional pools of Receivables and related property from time to time to the Depositor, who will subsequently transfer them to the Issuer.
The parties agree as follows:
ARTICLE I
USAGE AND DEFINITIONS
Section 1.1.      Usage and Definitions.  Capitalized terms used but not defined in this Agreement are defined in Appendix A to the Transfer and Servicing Agreement, dated as of June 12, 2019, among the Issuer, the Depositor and Cellco, as servicer (in such capacity, the “Servicer”), as marketing agent (in such capacity, the “Marketing Agent”) and as custodian (in such capacity, the “Custodian”).  Appendix A also contains usage rules that apply to this Agreement.  Appendix A is incorporated by reference into this Agreement.
ARTICLE II
TRANSFER OF MASTER TRUST TRANSFERRED PROPERTY
Section 2.1.      Transfers and Absolute Assignments of Master Trust Transferred Property.
(a)      Transfer and Absolute Assignment of Initial Receivables.  Effective on the Closing Date and immediately before the transactions under the Transfer and Servicing Agreement, the Trust Agreement and the Indenture, the Master Trust transfers and absolutely assigns to the Depositor, without recourse (other than the obligations of the Servicer with respect to such Receivables under this Agreement), all of the Master Trust’s right, title and interest, whether now owned or later acquired, in the Initial Receivables acquired by it from time to time from various Originators and the other related Master Trust Transferred Property.  The Initial Receivables transferred by the Master Trust will be set forth in the electronic file delivered to the Depositor on the Closing Date.

(b)     Transfers and Absolute Assignments of Additional Receivables.  Subject to the satisfaction of the conditions in Section 2.1(d), effective on each Acquisition Date, the Master Trust will transfer and absolutely assign to the Depositor, without recourse (other than the obligations of the Servicer with respect to such Receivables under this Agreement), all of the Master Trust’s right, title and interest, whether then owned or later acquired, in the related Additional Receivables acquired by it from time to time from various Originators and the other related Master Trust Transferred Property.  The Administrator, with the assistance of the Master Trust, will select each pool of Additional Receivables to be transferred and assigned by the Master Trust and acquired by the Depositor (and subsequently the Issuer) on each Acquisition Date, which Receivables will be set forth in the electronic file containing the Schedule of Receivables delivered on the date of the Transfer Notice for such Acquisition Date.
(c)       No Assumption of Obligations.  These transfers and absolute assignments do not, and are not intended to, include any obligation of the Master Trust, the Servicer or any Originator to the Obligors or any other Person relating to the Receivables and the other Master Trust Transferred Property, and the Depositor does not assume any of these obligations.
(d)      Conditions for Transfers of Additional Receivables.  The transfers and absolute assignments of the Additional Receivables and the other related Master Trust Transferred Property on each Acquisition Date will be subject to the satisfaction of the following conditions on or before such Acquisition Date:
(i)      Transfer Notice.  At least two (2) Business Days before each Acquisition Date, the Administrator shall deliver to the Depositor, the Issuer and the Indenture Trustee a Transfer Notice for the Additional Receivables to be transferred and absolutely assigned on that Acquisition Date, which will specify the Additional Receivables Transfer Amount, and will have delivered with it an electronic file containing the Schedule of Receivables; and
(ii)      Master Trust’s Certifications.  The Master Trust, on such Acquisition Date, certifies that:
(A)         as of such Acquisition Date, (1) the Master Trust is Solvent and will not become insolvent as a result of the absolute assignment of the related Additional Receivables on the Acquisition Date, (2) the Master Trust does not intend to incur or believe that it would incur debts that would be beyond the Master Trust’s ability to pay as the debts matured and (3) the absolute assignment of the related Additional Receivables is not made by the Master Trust with actual intent to hinder, delay or defraud any Person;
(B)         the Master Trust’s representations and warranties in Sections 3.1 and 3.2 (solely with respect to the related Additional Receivables transferred on such Acquisition Date) will be true and correct as of the Acquisition Date; and

(C)         the Master Trust has complied, or has caused the Master Trust Administrator to comply, with the requirements of Section 9.7(a) of the Master Collateral Agency Agreement with respect to the release of Receivables from the lien of the Master Collateral Agency Agreement.
(iii)      Servicer Certifications.  The Servicer, on such Acquisition Date, certifies that each of the Servicer’s representations and warranties in Sections 3.3, solely with respect to the related Additional Receivables, and 3.6 will be true and correct as of such Acquisition Date.
The delivery by the Administrator, on behalf of the Master Trust, of the Transfer Notice will be considered a certification by the Master Trust and the Servicer that the conditions set forth in this Section 2.1(d) have been satisfied or will be satisfied on the Acquisition Date.
Section 2.2.      Acquisition of Receivables.
(a)      Acquisition of Initial Receivables.  In consideration for the Initial Receivables and the other related Master Trust Transferred Property, the Depositor will distribute to the Master Trust $795,045,418.76 in the aggregate on the Closing Date, and will transfer a portion of the Class A Certificate to the Master Trust, in proportion to the Initial Receivables transferred by the Master Trust to the Depositor.  The Master Trust hereby directs the Depositor to issue the portion of the Class A Certificate referenced in the immediately preceding sentence in the name of the True Up Trust, as a distribution from the Master Trust to the True Up Trust, as the sole equityholder of the Master Trust.  The Depositor, on the one hand, and the Master Trust, on the other hand, represents and warrants to the other that the amount distributed by the Depositor to the Master Trust on the Closing Date, together with the portion of the Class A Certificate allocated to the Master Trust, is equal to the fair market value of the Initial Receivables and the other related Master Trust Transferred Property transferred by the Master Trust to the Depositor on the Closing Date.
(b)      Acquisition of Additional Receivables.  In consideration for the Additional Receivables and the other related Master Trust Transferred Property transferred by the Master Trust, the Depositor will (i) distribute to the Master Trust the Additional Receivables Cash Transfer Amount for such Additional Receivables on the related Acquisition Date, and (ii) make a distribution to, or at the written direction of, the Master Trust in an amount equal to the excess, if any, of the Additional Receivables Transfer Amount over the Additional Receivables Cash Transfer Amount for such Additional Receivables, in the form of an increase in the beneficial interest in the Issuer, as evidenced by the portion of the Class A Certificate allocated to the Master Trust, in proportion to the Additional Receivables transferred by the Master Trust on such Acquisition Date.  The Master Trust, on the one hand, and the Depositor, on the other hand, represents and warrants to the other that the aggregate amount set forth in clauses (i) and (ii) of the immediately preceding sentence distributed by the Depositor to the Master Trust on such Acquisition Date will equal the fair market value of the Additional Receivables and the other related Master Trust Transferred Property transferred by the Master Trust to the Depositor on such Acquisition Date.
Section 2.3.      Acknowledgement of Further Assignments.  The Master Trust acknowledges that (a) under the Transfer and Servicing Agreement, the Depositor will transfer and assign all of its right, title and interest in the Master Trust Transferred Property and related property and rights to the Issuer and (b) under the Indenture, the Issuer will assign and pledge the Master Trust Transferred Property and related property and rights to the Indenture Trustee for the benefit of the Secured Parties.
Section 2.4.      Savings Clause.  The Master Trust and the Depositor intend that each assignment under this Agreement be an absolute assignment of the Master Trust Transferred Property, conveying good title to the Master Trust Transferred Property free and clear of any Lien, other than Permitted Liens, from the Master Trust to the Depositor.  The Master Trust and the Depositor intend that the Master Trust Transferred Property transferred by the Master Trust not be a part of the Master Trust’s estate if there is a bankruptcy or insolvency of the Master Trust.  If, despite the intent of the Master Trust and the Depositor, a transfer of the Master Trust Transferred Property transferred by the Master Trust under this Agreement is determined to be a pledge for a financing or is determined not to be an absolute assignment, the Master Trust Grants to the Depositor a security interest in the Master Trust’s right, title and interest in the Master Trust Transferred Property transferred by it to secure a loan in an amount equal to all amounts payable by the Master Trust under this Agreement, all amounts payable as principal of or interest on the Notes, all amounts payable as Servicing Fees under the Transfer and Servicing Agreement and all other amounts payable by the Issuer under the Transaction Documents.  In that case, this Agreement will be a security agreement under Law and the Depositor will have the rights and remedies of a secured party and creditor under the UCC.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.1.      Master Trust Representations and Warranties.  The Master Trust makes the following representations and warranties on which the Depositor is relying in acquiring the Master Trust Transferred Property transferred by the Master Trust.  The representations and warranties are made as of the Closing Date and as of each Acquisition Date and will survive the transfer and absolute assignment of the applicable Master Trust Transferred Property by the Master Trust to the Depositor under this Agreement and by the Depositor to the Issuer under the Transfer and Servicing Agreement and the pledge of the Master Trust Transferred Property by the Issuer to the Indenture Trustee under the Indenture:
(a)      Organization and Good Standing.  It is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.
(b)      Due Qualification.  It is duly qualified to do business, is in good standing as a foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.

(c)      Authorization and No Contravention.  The execution, delivery and performance by it of this Agreement, the other Transaction Documents to which it is a party and the other documents to be delivered by it hereunder or thereunder: (i) are within its trust powers, (ii) have been duly authorized by it by all necessary action, (iii) do not contravene (A) its organizational documents, (B) any Law applicable to it, (C) any contractual restriction binding on or affecting it or its property or (D) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B), (C) or (D), where such contravention would not reasonably be expected to have a Material Adverse Effect and (iv) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties. This Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered by it.
(d)     No Consent Required.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by it of this Agreement or any other Transaction Document to which it is a party, except for the filing of the UCC financing statements as required by this Agreement.
(e)      Binding Obligation.  This Agreement and each other Transaction Document to which it is a party constitutes, when duly executed and delivered by each other party hereto and thereto, a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity.
(f)      Bulk Sales Act.  No transaction contemplated hereby requires compliance with any bulk sales act or similar Law.
(g)     Compliance with Law.  It has complied in all material respects with all applicable Laws to which it may be subject, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.
(h)      No Proceedings.  There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against or affecting it or any of its properties, that (i) if adversely determined (individually or in the aggregate), would reasonably be expected to have a Material Adverse Effect or (ii) involve any Transaction Document or any transaction contemplated thereby and as to which there is a reasonable possibility of a materially adverse decision.
(i)      Not an Investment Company.   It is not and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act.
Section 3.2.      Master Trust Representations and Warranties About Pools of Receivables Transferred by the Master Trust.  The Master Trust makes the following representations and warranties about each pool of Receivables transferred by the Master Trust on which the Depositor is relying in acquiring the applicable Receivables and the other related Master Trust Transferred Property.  The representations and warranties are made as of the Closing Date (for the Initial Receivables) and each Acquisition Date (for the related Additional Receivables) and will survive the transfer and assignment of the Master Trust Transferred Property transferred by the Master

Trust to the Depositor under this Agreement and by the Depositor to the Issuer under the Transfer and Servicing Agreement and the pledge of the Master Trust Transferred Property by the Issuer to the Indenture Trustee under the Indenture, and may not be waived by the Depositor.
(a)      Valid Assignment.  This Agreement evidences a valid absolute assignment of the Master Trust Transferred Property transferred by the Master Trust to the Depositor, enforceable against creditors of, purchasers from and transferees and absolute assignees of the Master Trust.
(b)      Good Title to Master Trust Transferred Property.  Immediately prior to the transfer and absolute assignment by it under this Agreement of any Master Trust Transferred Property, the Master Trust was the owner of, and had good title to, such Master Trust Transferred Property, free and clear of any Lien, other than Permitted Liens.
(c)      Security Interest in Master Trust Transferred Property.
(i)      The Depositor will have, immediately following completion of the transfer and absolute assignment pursuant to this Agreement, a valid and continuing ownership interest, which is a first priority perfected security interest (as such term is used in Article 9 of the applicable UCC) enforceable as such against creditors of and lenders to it, in the Master Trust Transferred Property transferred by the Master Trust free and clear of any Lien, other than Permitted Liens.
(ii)      Other than pursuant to this Agreement, the Master Trust has not pledged, assigned, transferred or granted a security interest in, or otherwise conveyed, any of the Master Trust Transferred Property.  The Master Trust has not authorized the filing of and is not aware of any financing statements against it that include a description of collateral covering any Master Trust Transferred Property transferred by it under this Agreement other than any financing statement filed in connection with this Agreement or any other Transaction Document.
(iii)      The Master Trust has caused as of the Closing Date, and will cause, as of each Acquisition Date, the delivery to the Administrator and the Depositor in proper form for filing, and has caused the filing of (or will cause the filing of within ten (10) days following the Closing Date or the related Acquisition Date, as applicable), in each case, all appropriate financing statements and financing statement amendments in the proper filing office in the appropriate jurisdictions under the applicable Law in order to perfect and maintain perfected the conveyance of the Master Trust Transferred Property transferred by the Master Trust.
(d)      No Adverse Selection. None of the Administrator, the Master Trust or any of their respective Affiliates has selected any Receivables to be transferred and assigned to the Depositor on the Closing Date or the applicable Acquisition Date through a process that is intended to be adverse to the Depositor or the Depositor’s assignees.
(e)     Schedule of Receivables.  The Schedule of Receivables contains an accurate and complete list of unique asset identifying information for the Receivables transferred by the Master Trust.

(f)      Underwriting Procedures.  The Receivables were originated in accordance with all applicable requirements of the Underwriting Procedures of the applicable Originator in all material respects.
(g)      Accounts.  Each Receivable is (A) if the Receivable is not secured by the related Device, an “account” or “payment intangible,” or (B) if the Receivable is secured by the related Device, “chattel paper,” in each case, within the meaning of the applicable UCC.
(h)      No Defenses.  There is no right of rescission, setoff, counterclaim or defense asserted or threatened against any of the Receivables, including by reason of the Marketing Agent’s failure to make, or to cause the related Originator to make, any Upgrade Payments related to an Upgrade Offer.
Section 3.3.      Representations and Warranties About Each Receivable.  With respect to the Receivables transferred by the Master Trust to the Depositor under this Agreement, the Servicer represents and warrants that each Receivable transferred and absolutely assigned by the Master Trust to the Depositor under this Agreement is an Eligible Receivable (the “Eligibility Representation”).  Such representation and warranty is made as of the Closing Date (for the Initial Receivables) and each Acquisition Date (for the related Additional Receivables) or other dates stated and will survive the transfer and absolute assignment of the Receivables transferred by the Master Trust to the Depositor under this Agreement and by the Depositor to the Issuer under the Transfer and Servicing Agreement and the pledge of such Receivables by the Issuer to the Indenture Trustee under the Indenture.  Any inaccuracy in the Eligibility Representation will be deemed not to constitute a breach of the Eligibility Representation if such inaccuracy does not affect the ability of the Issuer to receive and retain payment in full on such Receivable on the terms and conditions and within the timeframe set forth in the underlying device payment plan agreement.  A Receivable will be an Eligible Receivable if:
(a)    as of the related Cutoff Date, the Obligor on the account for such Receivable had a billing address in the United States or in a territory of the United States;
(b)     as of the related Cutoff Date, the remaining term of the Receivable is less than or equal to 24 months;
(c)     the Receivable did not contain a contractual right to an upgrade of the Device related to such device payment plan agreement, at the time such Receivable was originated;
(d)     the origination date of the Receivable was at least fifteen (15) days prior to the related Cutoff Date;
(e)     as of the related Cutoff Date, as indicated on the records of the Servicer or one of its Affiliates, the Obligor on the account for such Receivable maintains service with Verizon Wireless;
(f)      under the Receivable, there is no prepayment penalty;

(g)       as of the related Cutoff Date, as indicated on the records of the Servicer or one of its Affiliates, the Receivable is not associated with the account of a business customer or government customer;
(h)       as of the related Cutoff Date, the Obligor on the account for such Receivable is not indicated to be subject to a current bankruptcy proceeding on the records of the Servicer or one of its Affiliates, acting as its agent;
(i)        as of the related Cutoff Date, the Receivable is not a Receivable that is part of an account (A) on which any amount is 31 days or more Delinquent by the Obligor or (B) that is in “suspend” or “disconnect” status (including as a result of the application of the Servicemembers Civil Relief Act, as amended) in accordance with the Servicing Procedures;
(j)         the Receivable is denominated and payable only in U.S. dollars;
(k)        the Obligor under such Receivable is required to make payments no less frequently than monthly under the related device payment plan agreement;
(l)         as of the related Cutoff Date, the outstanding balance of the Receivable does not exceed $2,500;
(m)       as of the related Cutoff Date, either (i) at least one (1) monthly payment made by the Obligor under the related device payment plan agreement has been received with respect to the related Receivable or (ii) the related Obligor has at least one (1) year of Customer Tenure with Verizon Wireless;
(n)        the Receivable was originated in, and is subject to the Laws of, a jurisdiction which permits the transfer and assignment of the Receivable, and the terms of the Receivable do not contain a requirement that the related Obligor consent to the transfer or assignment of the rights to payment of the related Originator under such Receivable;
(o)        at the time of origination, the Receivable complied in all material respects with any requirements of Law applicable thereto;
(p)       the Receivable constitutes the legal and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms (except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar Laws relating to and limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or in law)); and
(q)        as of the related Cutoff Date, neither the Servicer’s receivables systems nor the Receivable File indicates that the Receivable was satisfied or rescinded.
Section 3.4.      Servicer Acquisition of Receivables for Breach of Representations.
(a)      Investigation of Breach.  If a Responsible Person of the Servicer receives written notice from the Depositor, the Administrator or the Indenture Trustee that the Eligibility Representation was breached when made, then, in each case, the Servicer (or if Cellco is no longer the Servicer, then Cellco in its individual capacity) will investigate the Receivable to confirm the breach and determine if the breach has a material adverse effect on the Issuer.  The Servicer (or if Cellco is no longer the Servicer, then Cellco in its individual capacity) will have the option to cure such breach.  For the avoidance of doubt, the Indenture Trustee shall have no obligation to give the notice set forth in the first sentence of this Section unless a Responsible Person of the Indenture Trustee has actual knowledge of such breach or has received written notice identifying the specific Receivable or Receivables for which the Eligibility Representation was breached.  None of the Depositor, the Owner Trustee, the Indenture Trustee (including in its capacity as Successor Servicer), the Parent Support Provider, the Marketing Agent or the Administrator will have an obligation to investigate whether a breach of the Eligibility Representation has occurred or whether any Receivable is required to be acquired under this Section 3.4.  In addition, with respect to 60-Day Delinquent Receivables subject to an Asset Representations Review, the Servicer will have the sole ability to determine if there was non-compliance with the Eligibility Representation made by it with respect to those 60-Day Delinquent Receivables that constitutes a breach, and whether to reacquire or acquire, as applicable, those Receivables from the Issuer.
(b)      Acquisition of Receivables; Payment of Acquisition Amount.  If the Servicer chooses to cure a breach of the Eligibility Representation that has a material adverse effect on the Issuer, such breach must be cured by the Servicer by the end of the second month following the month the Responsible Person of the Servicer received written notice of the breach as set forth above.  If such breach (i) is not cured and (ii) had a material adverse effect on the Issuer, then the Servicer must acquire any such Receivable transferred by the Master Trust to the Depositor for which the Eligibility Representation was breached.  The Servicer will acquire the Receivables transferred by the Master Trust to the Depositor as described in the immediately preceding sentence by remitting the Acquisition Amount for the related Receivables on or before the Business Day before the Payment Date following the end of the second month referenced in the first sentence hereof (or, with satisfaction of the Rating Agency Condition, on such Payment Date).
(c)      Transfer and Assignment of Acquired Receivable.  When the Servicer’s payment of the Acquisition Amount for the applicable Receivables becomes included in Available Funds for a Payment Date, the Issuer will be deemed to have transferred and absolutely assigned to the Servicer, effective as of the last day of the Collection Period before the related Collection Period, all of the Issuer’s right, title and interest in such Receivables and all security and documents relating to such Receivables.  The transfer and absolute assignment will not require any action by the Depositor, the Issuer or the Indenture Trustee and will be without recourse, representation or warranty by the Depositor or the Issuer, except that such Receivables are free of any Liens, other than Permitted Liens.  After the transfer and absolute assignment, the Servicer will mark its receivables systems to indicate that the receivables are no longer Receivables and may take any action necessary or advisable to transfer and absolutely assign the Acquired Receivables, free from any Lien of the Depositor, the Issuer or the Indenture Trustee.
(d)      Acquisition Sole Remedy.  The sole remedy against the Servicer for a breach of an Eligibility Representation is to require the Servicer to acquire the related Receivables under this Section 3.4.  The Depositor will enforce the Servicer’s acquisition obligation under this Section 3.4.  For the avoidance of doubt, nothing contained in this Section 3.4(d) shall limit any remedy of the Issuer against the Parent Support Provider contained in the Parent Support Agreement.

(e)      Removal or Resignation of Cellco as Servicer.  Notwithstanding anything to the contrary in this Agreement or in any other Transaction Document, immediately upon the resignation or removal of Cellco as Servicer pursuant to Sections 7.1 or 7.2 of the Transfer and Servicing Agreement, Cellco, in its individual capacity, will be required to assume the obligation to acquire Receivables as set forth in this Section 3.4 without further action.
(f)      Dispute Resolution.  The Servicer and the Master Trust agree to be bound by the dispute resolution provisions in Section 11.2 of the Transfer and Servicing Agreement as if they were part of this Agreement.
Section 3.5.      Depositor’s Representations and Warranties.  The Depositor represents and warrants to the Master Trust and the Servicer as of the Closing Date and each Acquisition Date:
(a)      Organization and Good Standing. The Depositor is a validly existing limited liability company in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.
(b)     Due Qualification. The Depositor is duly qualified to do business, is in good standing as a foreign limited liability company (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.
(c)      Due Authorization. The execution, delivery, and performance of this Agreement and each other Transaction Document to which it is a party, have been duly authorized by the Depositor by all necessary limited liability company action on the part of the Depositor.
(d)      No Proceedings. There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against the Depositor or any of its properties: (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party; or (iii) seeking any determination or ruling that might have a Material Adverse Effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party.
(e)     All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given to it, if any, in connection with the execution and delivery of this Agreement and each other Transaction Document to which it is a party and the performance of the transactions contemplated by this Agreement or any other Transaction Document by the Depositor, in each case, have been duly obtained, effected or given and are in full force and effect, except for those which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.

(f)      Binding Obligation. This Agreement and each other Transaction Document to which it is a party constitutes, when duly executed and delivered by each other party hereto and thereto, a legal, valid and binding obligation of the Depositor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally or by general principles of equity.
(g)      No Conflict. The execution and delivery of this Agreement or any other Transaction Document to which it is a party by the Depositor, and the performance by it of the transactions contemplated by the Transaction Documents and the fulfillment of the terms hereof and thereof applicable to the Depositor, (i) do not contravene (A) its limited liability company agreement, (B) any contractual restriction binding on or affecting it or its property or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B) or (C), where such contravention would not reasonably be expected to have a Material Adverse Effect and (ii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.
(h)      No Violation. The execution and delivery of this Agreement by the Depositor, the performance by the Depositor of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party and the fulfillment of the terms hereof and thereof applicable to the Depositor will not violate any Law applicable to the Depositor, except where such violation would not reasonably be expected to have a Material Adverse Effect.
Section 3.6.      Servicer’s Representations and Warranties.  The Servicer represents and warrants to the Depositor as of the Closing Date and each Acquisition Date:
(a)       Organization and Good Standing. The Servicer is a validly existing partnership in good standing under the laws of the State of Delaware and has full power and authority to own its properties and conduct its servicing business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.
(b)       Due Qualification. The Servicer is duly qualified to do business, is in good standing as a foreign entity (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables requires such qualification, licenses or approvals, except where the failure to so qualify or obtain licenses or approvals would not reasonably be expected to have a Material Adverse Effect.
(c)       Due Authorization. The execution, delivery, and performance of this Agreement and each other Transaction Document to which it is a party, have been duly authorized by the Servicer by all necessary partnership action on the part of the Servicer.
(d)       No Proceedings. There are no actions, suits, investigations or other proceedings pending, or to its knowledge threatened, against the Servicer or any of its properties: (i) asserting the invalidity of this Agreement or any other Transaction Document to which it is a party; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party; or (iii) seeking any determination or ruling that might have a Material Adverse Effect on the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document to which it is a party.
(e)     All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given to it, if any, in connection with the execution and delivery of this Agreement and each other Transaction Document to which it is a party and the performance of the transactions contemplated by this Agreement or any other Transaction Document by the Servicer, in each case, have been duly obtained, effected or given and are in full force and effect, except for those which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.
(f)      Binding Obligation. This Agreement and each other Transaction Document to which it is a party constitutes, when duly executed and delivered by each other party hereto and thereto, a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar Laws affecting creditors’ rights generally and, if applicable, the rights of creditors from time to time in effect or by general principles of equity.
(g)     No Conflict. The execution and delivery of this Agreement or any other Transaction Document to which it is a party by the Servicer, and the performance by it of the transactions contemplated by the Transaction Documents and the fulfillment of the terms hereof and thereof applicable to the Servicer, (i) do not contravene (A) the organizational documents of the Servicer, (B) any contractual restriction binding on or affecting it or its property, or (C) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, except, in each case of (A), (B) or (C), where such contravention would not reasonably be expected to have a Material Adverse Effect and (ii) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties.
(h)     No Violation. The execution and delivery of this Agreement by the Servicer, the performance by the Servicer of the transactions contemplated by this Agreement or any other Transaction Document to which it is a party and the fulfillment of the terms hereof and thereof applicable to the Servicer will not violate any Law applicable to the Servicer, except where such violation would not reasonably be expected to have a Material Adverse Effect.
ARTICLE IV
MASTER TRUST’S AGREEMENTS
Section 4.1.      Financing Statements.
(a)      Filing of Financing Statements.  The Master Trust will file, or will cause to be filed, financing and continuation statements, and amendments to the statements, in the jurisdictions and with the filing offices necessary to perfect the Depositor’s interest in the Master Trust Transferred Property transferred by the Master Trust.  The Master Trust will promptly deliver, or will cause to be delivered, to the Depositor file-stamped copies of, or filing receipts for, any financing statement, continuation statement and amendment to a previously filed financing statement.

(b)      Depositor Authorized to File Financing Statements.  The Master Trust authorizes the Depositor to file financing and continuation statements, and amendments to the statements, in the jurisdictions and with the filing offices as the Depositor may determine are necessary or advisable to perfect the Depositor’s interest in the Master Trust Transferred Property.  The financing and continuation statements may describe the Master Trust Transferred Property as the Depositor may reasonably determine to perfect the Depositor’s interest in the Master Trust Transferred Property.
(c)      Relocation of the Master Trust.  The Master Trust will notify the Depositor at least ten (10) days before a relocation of its chief executive office or jurisdiction of organization if it could require the filing of a new financing statement or an amendment to a previously filed financing statement under Section 9-307 of the UCC.  If required, the Master Trust will promptly file, or will cause to be filed, new financing statements or amendments to all previously filed financing statements.  The Master Trust will maintain its chief executive office within the United States and will maintain its jurisdiction of organization in only one State.  The Master Trust will notify the Depositor of any change in its immediate ownership or any decision to appoint a new trustee of the Master Trust.
(d)      Change of the Master Trust’s Name.  The Master Trust will notify the Depositor at least ten (10) days before any change in its name that could make a financing statement filed under this Section 4.1 seriously misleading under Section 9-506 of the UCC.  If required, the Master Trust will promptly file, or will cause to be filed, amendments to all previously filed financing statements.
Section 4.2.      No Transfer or Lien by the Master Trust.  Except for the transfer and absolute assignment under this Agreement, the Master Trust will not transfer or absolutely assign any Master Trust Transferred Property transferred and absolutely assigned by it under this Agreement to another Person or Grant or allow a Lien, other than a Permitted Lien, on an interest in any such Master Trust Transferred Property.  The Master Trust will defend the Depositor’s interest in the Master Trust Transferred Property transferred and absolutely assigned by it to the Depositor against claims of third parties claiming through the Master Trust.
Section 4.3.      Expenses.  The Master Trust will pay all expenses to perform its obligations under this Agreement and the Depositor’s reasonable expenses to perfect the Depositor’s interest in the Master Trust Transferred Property transferred by the Master Trust to the Depositor and to enforce the Master Trust’s obligations under this Agreement.
Section 4.4.      Master Trust Records.  The Master Trust will mark its records to indicate that any Receivable absolutely assigned by it to the Depositor is owned by the Depositor or its assignee on the related Acquisition Date and will not change the indication until the Receivable has been paid in full by the Obligor, acquired by the Servicer or the Marketing Agent or sold to a third party, as applicable, under a Transaction Document.
Section 4.5.      Review of Master Trust’s Records.  The Master Trust will maintain records and documents relating to its performance under this Agreement according to its customary business practices.  Upon reasonable request not more than once during any calendar year, and with reasonable notice, the Master Trust will give the Depositor (or its representatives) access to the records and documents to conduct a review of the Master Trust.  Any access or review will be conducted at the Master Trust’s offices during its normal business hours at a time reasonably convenient to the Master Trust and in a manner that will minimize disruption to its business operations.  Any access or review will be subject to the Master Trust’s security, confidentiality and privacy policies and any legal, regulatory and data protection policies.
Section 4.6.      Review of Servicer’s Records.  Upon reasonable request not more than once during any calendar year, and with reasonable notice, the Servicer will give the Depositor (or its representative) access to the records and documents to conduct a review of the Servicer’s performance under this Agreement and the Eligibility Representations made by the Servicer about the Receivables absolutely assigned by the Master Trust to the Depositor.  Any access or review will be conducted at the Servicer’s offices during its normal business hours at a time reasonably convenient to the Servicer and in a manner that will minimize disruption to its business operations.  Any access or review will be subject to the Servicer’s security, confidentiality and privacy policies and any regulatory, legal or data protection policies.
Section 4.7.      Acquisition of Bankruptcy Surrendered Receivables.
(a)      Acquisition of Bankruptcy Surrendered Receivables; Payment of Acquisition Amount.  If a Receivable becomes a Bankruptcy Surrendered Receivable, the Servicer (or if Cellco is no longer the Servicer, then Cellco in its individual capacity) must acquire any such Receivable from the Issuer, subject to the last sentence of this Section 4.7(a).  The Servicer will acquire any Bankruptcy Surrendered Receivables by remitting the Acquisition Amount for the related Bankruptcy Surrendered Receivables on or prior to the second Business Day before the Payment Date related to the Collection Period during which the Receivable became a Bankruptcy Surrendered Receivable.  The aggregate Principal Balance of all Bankruptcy Surrendered Receivables acquired by the Servicer, in the aggregate, will not exceed five percent (5%) of the aggregate Principal Balance of all Receivables (calculated as of the Initial Cutoff Date) transferred by the Master Trust to the Depositor and by the Depositor to the Issuer on the Closing Date, and the Servicer shall not be required to acquire any Bankruptcy Surrendered Receivables in excess of such limit.
(b)      Transfer and Assignment of Acquired Receivables.  When a Servicer’s payment of the Acquisition Amount for the Master Trust’s Bankruptcy Surrendered Receivables becomes included in Available Funds for a Payment Date, the Issuer will be deemed to have transferred and absolutely assigned to the Servicer, effective as of the last day of the Collection Period before the related Collection Period, all of the Issuer’s right, title and interest in such Bankruptcy Surrendered Receivables and all security and documents relating to such Bankruptcy Surrendered Receivables.  The transfer and absolute assignment will not require any action by the Depositor, the Issuer or the Indenture Trustee and will be without recourse, representation or warranty by the Depositor or the Issuer, except that such Bankruptcy Surrendered Receivables are free of any Liens, other than Permitted Liens.  After the transfer and absolute assignment, the Servicer will mark its receivables systems to indicate that the receivables are no longer Receivables and may take any action necessary or advisable to transfer and absolutely assign the Acquired Receivables, free from any Lien of the Depositor, the Issuer or the Indenture Trustee.

(c)      Enforcement of Obligation.  The Depositor will enforce the Servicer’s (or if Cellco is no longer the Servicer, then Cellco’s, in its individual capacity) acquisition obligation under this Section 4.7.
ARTICLE V
OTHER AGREEMENTS
Section 5.1.      No Petition.  Each party hereto agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after the payment in full of (a) all securities issued by the Depositor or by a trust for which the Depositor was a depositor or (b) the Notes, it will not start or pursue against, or join any other Person in starting or pursuing against, (i) the Depositor, (ii) the Issuer or (iii) the Master Trust, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any bankruptcy or similar Law.  This Section 5.1 will survive the termination of this Agreement.
Section 5.2.      Limited Recourse.  The Master Trust agrees that any claim that it may seek to enforce against the Depositor under this Agreement is limited to the Master Trust Transferred Property transferred by the Master Trust only and is not a claim against the Depositor’s assets as a whole or against assets other than such Master Trust Transferred Property.
Section 5.3.      Termination.  This Agreement will terminate when the Issuer is terminated under the Trust Agreement.
Section 5.4.      Merger, Consolidation, Succession or Assignment.  Any Person (a) into which the Master Trust is merged or consolidated, (b) resulting from a merger or consolidation to which the Master Trust is a party, (c) succeeding to the Master Trust’s business or (d) that is an Affiliate of the Master Trust to whom the Master Trust has assigned this Agreement, will be the successor to the Master Trust under this Agreement.  Within fifteen (15) Business Days after the merger, consolidation, succession or assignment, such Person will (i) execute an agreement to assume the Master Trust’s obligations under this Agreement and each Transaction Document to which it is a party (unless the assumption happens by operation of Law), (ii) deliver to the Issuer, the Owner Trustee and the Indenture Trustee an Officer’s Certificate and an Opinion of Counsel each stating that the merger, consolidation, succession or assignment and the assumption agreement comply with this Section 5.4 and (iii) notify the Rating Agencies of the merger, consolidation, succession or assignment.
ARTICLE VI
MISCELLANEOUS
Section 6.1.      Amendments.
(a)      Amendments to Clarify and Correct Errors and Defects.  The parties may amend this Agreement to clarify an ambiguity, correct an error or correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this Agreement, in each case, without the consent of the Noteholders, the Certificateholders or any other Person.  The parties may amend any term or provision of this Agreement from time to time for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus, without the consent of Noteholders, the Certificateholders or any other Person.

(b)      Other Amendments.  Other than as set forth in Section 6.1(c), the parties may amend this Agreement to add any provisions to, or change in any manner or eliminate any provisions of, this Agreement or for the purpose of modifying in any manner the rights of the Noteholders under this Agreement, with the consent of the Certificateholders, if either (x) the Issuer or the Administrator delivers an Officer’s Certificate to the Indenture Trustee and the Owner Trustee stating that the amendment will not have a material adverse effect on the Noteholders or (y) the Rating Agency Condition is satisfied with respect to such amendment.
(c)      Amendments Requiring Consent of Noteholders and Certificateholders.
(i)      This Agreement may also be amended from time to time by the parties hereto, with prior written notice to the Rating Agencies and the Indenture Trustee and, (x) if the interests of the Noteholders are materially and adversely affected, with the consent of the Noteholders of the Notes evidencing at least a majority of the Note Balance of the Controlling Class of Notes and (y) if the interests of the Certificateholders are materially and adversely affected, with the consent of the Certificateholders evidencing a majority of the Percentage Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders under this Agreement.
      (ii)      No amendment to this Agreement may, without the consent of all adversely affected Noteholders or Certificateholders, as applicable, (i) change the applicable Final Maturity Date on a Note or change the principal amount of or interest rate or Make-Whole Payment on a Note or (ii) modify the percentage of the Note Balance of the Notes or the Controlling Class required for any action.
It shall not be necessary for the consent of the Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  For the avoidance of doubt, any Noteholder consenting to any amendment shall be deemed to agree that such amendment does not have a material adverse effect on such Noteholder.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Transaction Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.
(d)      Indenture Trustee Consent.  The consent of the Indenture Trustee will be required for any amendment pursuant to Sections 6.1(b) or (c) that has a material adverse effect on the rights, obligations, immunities or indemnities of the Indenture Trustee.
(e)      Notice of Amendments.  Promptly after the execution of an amendment, the Depositor will deliver, or will cause the Administrator to deliver, a copy of the amendment to the Indenture Trustee and the Rating Agencies, and the Indenture Trustee will notify the Noteholders of the substance of the amendment.
Section 6.2.      Benefit of Agreement; Third-Party Beneficiaries.  This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns.  The Issuer and the Indenture Trustee, for the benefit of the Secured Parties, will be third-party beneficiaries of this Agreement and may enforce this Agreement against each of the Master Trust and the Servicer.  No other Person will have any right or obligation under this Agreement.
Section 6.3.      Notices.
(a)      Notices to Parties.  All notices, requests, directions, consents, waivers or other communications to or from the parties must be in writing and will be considered received by the recipient:
(i)      for personally delivered, express or certified mail or courier, when received;
(ii)      for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;
(iii)      for an email, when receipt is confirmed by telephone or reply email from the recipient; and
(iv)      for an electronic posting to a password-protected website to which the recipient has access, on delivery of an email (without the requirement of confirmation of receipt) stating that the electronic posting has been made.
(b)      Notice Addresses.  A notice, request, direction, consent, waiver or other communication must be addressed to the recipient at its address stated in Schedule B to the Transfer and Servicing Agreement or in Schedule B to this Agreement, which address the party may change at any time by notifying the other party.
Section 6.4.      GOVERNING LAW.  THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
Section 6.5.      Submission to Jurisdiction.  Each party submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement.  Each party irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding was brought in an inconvenient forum.
Section 6.6.      WAIVER OF JURY TRIAL.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY MATTER ARISING THEREUNDER WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 6.7.      No Waiver; Remedies.  No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under Law.
Section 6.8.     Severability.  If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.
Section 6.9.        Headings.  The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.
Section 6.10.      Counterparts.  This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document.
Section 6.11.      Agreements of the Master Trust.  All and each of the representations, warranties, undertakings and agreements herein made on the part of the Master Trust are made and intended not as personal representations, warranties, undertakings and agreements by or for the purpose or with the intention of binding Wilmington Trust, National Association in its individual capacity or in its capacity as Master Trust Owner Trustee under the Master Trust Agreement, but are made and intended for the purpose of binding only the Master Trust (a Delaware statutory trust) and the Master Trust’s estate, right, title and interest in and to the assets of the Master Trust, and this Agreement is executed and delivered by the Master Trust Owner Trustee solely on behalf of the Master Trust (a separate legal entity) in the exercise of the powers expressly conferred upon it as Master Trust Owner Trustee under the Master Trust Agreement.  Notwithstanding anything in this Agreement to the contrary, no personal liability or responsibility is assumed hereunder by, or at any time shall be enforceable against Wilmington Trust, National Association, the Master Trust Owner Trustee, or any successor in trust on account of any representation, warranty, undertaking or agreement hereunder of the Master Trust, either expressed or implied, all such personal liability, if any, being expressly waived by the other parties hereto.  Wilmington Trust, National Association, in its individual capacity or in its capacity as Master Trust Owner Trustee, shall have no duty or responsibility hereunder or under any related document absent receipt of appropriate written instructions from the Administrator.
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      IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.

VERIZON DPPA MASTER TRUST,
as Transferor

By:  Wilmington Trust, National Association, not in its individual capacity but solely as owner trustee of Verizon DPPA Master Trust

By: /s/ Clarice Wright
       Name:  Clarice Wright
       Title:     Assistant Vice President

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
as Servicer

By: /s/ Kee Chan Sin
       Name:       Kee Chan Sin
       Title:           Vice President and Assistant Treasurer

VERIZON ABS LLC,
as Depositor

By: /s/ Kee Chan Sin
      Name:       Kee Chan Sin
      Title:            Chief Financial Officer

Schedule A

Schedule of Receivables

Delivered Electronically to Depositor at Closing

SA-1

Exhibit A

Form of Transfer Notice
U.S. Bank National Association,
as Indenture Trustee and Note Paying Agent
190 South LaSalle Street
Chicago, Illinois 60603
MK-IL-SL7C
Attn: Global Structured Finance / VZOT 2019-B

Verizon ABS LLC
1 Verizon Way
Basking Ridge, NJ 07920
Attn: Treasurer

Verizon Owner Trust 2019-B
c/o Wilmington Trust, National Association
Rodney Square North, 1100 North Market Street
Wilmington, Delaware 19890-1600
Attn:  Corporate Trust Administration

Transfer Notice: Verizon Owner Trust 2019-B
Ladies and Gentlemen:
Under (i) Section 2.1(d) of the Originator Receivables Transfer Agreement, dated as of June 12, 2019 (the “Originator Transfer Agreement”), between the various Originators party thereto from time to time and Verizon ABS LLC, as Depositor, and (ii) Section 2.1(d) of the Master Trust Receivables Transfer Agreement, dated as of June 12, 2019 (the “Master Trust Transfer Agreement” and, together with the Originator Transfer Agreement, the “Transfer Agreements”), among the Master Trust, Cellco Partnership d/b/a Verizon Wireless (“Cellco”), as Servicer, and Verizon ABS LLC, as Depositor, we notify the Indenture Trustee, the Depositor and the Issuer that (x) under the Transfer Agreements, the Master Trust and each of the Originators listed on Schedule I will transfer to the Depositor the Additional Receivables listed on the Schedule of Receivables delivered in an electronic file with this Transfer Notice for [(i)] an aggregate Additional Receivables Cash Transfer Amount for such Additional Receivables of $[] (the “Current Additional Receivables Cash Transfer Amount”) on [], 20[    ] (the “Acquisition Date”), which Current Additional Receivables Cash Transfer Amount will be allocated between the Master Trust and the applicable Originators as set forth in the immediately following paragraph [and (ii) an increase in the value of the Class A Certificate [of $[____]] and (y) under the Transfer and Servicing Agreement, dated as of June 12, 2019, among

Verizon Owner Trust 2019-B, as Issuer, Verizon ABS LLC, as Depositor, and Cellco, as Servicer, Marketing Agent and Custodian (the “Transfer and Servicing Agreement”), the Depositor will transfer to the Issuer the Additional Receivables listed on the Schedule of Receivables delivered in an electronic file with this Transfer Notice for the Additional Receivables Transfer Amount for such Additional Receivables in the form of [(i)] the Current Additional Receivables Cash Transfer Amount on the Acquisition Date [and (ii) an increase in the Class B Certificate Principal Balance of $[____]].  Capitalized terms used but not defined herein are defined in Appendix A to the Transfer and Servicing Agreement.
The Indenture Trustee or Note Paying Agent is directed to withdraw from the Acquisition Account on the Acquisition Date the Current Additional Receivables Cash Transfer Amount set forth in the immediately preceding paragraph and deliver that amount to the Depositor who shall deliver $[_________] to the Master Trust and $[_______] to the applicable Originators.  The Issuer, the Depositor, the Master Trust and each Originator listed on Schedule I hereto each represents and warrants to each of the others that the Additional Receivables Transfer Amount set forth in the immediately preceding paragraph is equal to the fair market value of the Additional Receivables and either the other Originator Transferred Property transferred to the Depositor by such Originator, the Master Trust Transferred Property transferred to the Depositor by the Master Trust or the Depositor Transferred Property transferred to the Issuer by the Depositor, as applicable.
[Remainder of Page Left Blank]

Very truly yours,

CELLCO PARTNERSHIP d/b/a VERIZON WIRELESS,
    as Administrator

By
Name:
Title:

Schedule I to Exhibit A

List of Originators

Schedule II to Exhibit A

Schedule of Receivables
Delivered electronically to the Depositor on the Acquisition Date